SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2006

LITHIUM TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10446	13-3411148

(State or Other Jurisdiction of Incorporation or Organization )	(Commission File Number)	(IRS Employer Identification No.)

5115 Campus Drive, Plymouth Meeting, PA	19462

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 940-6090

                                         Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01(a). Changes in Registrant’s Certifying Accountant.

(i)	Dismissal of Current Accountants

Effective October 17, 2006, Lithium Technology Corporation (the “Company”) dismissed BDO Seidman, LLP (“BDO Seidman”) as its independent registered public accounting firm. The decision to dismiss BDO Seidman was approved by the Company’s Board of Directors.

BDO Seidman reviewed the Company’s financial statements for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, audited the Company’s financial statements for the year ended December 31, 2004, reviewed the Company’s financial statements for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005 and was engaged to audit the Company’s financial statements for the year ended December 31, 2005.

As of the date hereof, the audit of the Company’s financial statements for the year ended December 31, 2005, has not been completed. The Company has filed with the Securities and Exchange Commission (the “SEC”) financial statements for the year ended December 31, 2005 which have not yet been audited by an independent registered public accounting firm and has filed with the SEC quarterly financial statements for the quarter ended March 31, 2006 which have not yet been reviewed by an independent registered public accounting firm. The Company has not filed with the SEC a Form 10-QSB for the quarter ended June 30, 2006 or quarterly financial statements for such period.

The Company has commenced the process to engage a new audit firm.

(ii)	Historical Financial Statements

(A) The report of BDO Seidman on the Company’s financial statements for the fiscal year ended December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, except that the financial statements for the fiscal year ended December 31, 2004 contained an explanatory paragraph related to substantial doubt regarding the Company’s ability to continue as a going concern. In connection with its audit of the Company’s financial statements as of December 31, 2004, and for the year then ended, there were no disagreements between the Company and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO Seidman would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such year. As reported in Item 4.01(a)(ii)(C), BDO Seidman has notified the Company that as a result of the October 17, 2006 termination of BDO Seidman, the debt financing evaluation described below in Item 4.01(a)(ii)(B)(2) cannot be completed by BDO Seidman and therefore the Company’s previously issued audited financial statements and independent auditors report of BDO Seidman for the year ended December 31, 2004, and all quarterly financial statements for periods after December 31, 2004, should not be relied upon.

(B) During the fiscal years ended December 31, 2004 and 2005 and through October 17, 2006, there have been no events required to be reported under Regulation S-B Item 304(a)(1)(iv)(B) except as described in the following paragraphs.

(1) As described in the Company’s Form 8-K dated May 4, 2005, on May 4, 2005, the Board of Directors of the Company, in consultation with BDO Seidman, concluded that the Company’s historical financial statements for each of the fiscal quarters in 2004 should be restated to correct certain errors relating to the accounting for certain of the Company’s financing transactions and that such financial statements should no longer be relied upon. The Company filed restated consolidated financial statements in the Company’s Form 10-QSB for the quarter ended March 31, 2005, and as amendments to the Company’s Form 10-QSBs for the quarters ended June 30, 2004 and September 30, 2004. The restatements related to the accounting for the variable conversion feature on the Company’s 10% Convertible Debentures and the Company’s Series A Convertible Preferred Stock which was determined to be an embedded derivative under SFAS 133, which was required to be reflected as a liability at fair value. The 10% Convertible Debentures were previously reflected as containing a beneficial conversion feature under EITF 98-5. The correction related solely to the accounting treatment of these financing transactions and did not affect the Company’s historical cash flow.

As previously reported in the Company’s Form 10-KSB for the year ended December 31, 2004, the Company’s management, including its Chief Executive Officer and Chief Financial Officer, determined that the effectiveness of disclosures controls and procedures under Rule 13a-15(e) and Rule 15d-15(e) of the Securities Exchange Act of 1934 were inadequate as of December 31, 2004. The Company reported that its auditors BDO Seidman advised the Company’s management that, in BDO Seidman’s opinion, there were reportable conditions during 2004 which constituted “material weaknesses” in internal controls concerning the interpretation and implementation of various complex accounting principles in the area of the Company’s financing transactions, and resulted from the fact that the Company needed additional personnel and outside consulting expertise with respect to the application of some of the more complex accounting principles to its financial statements. While all of the transactions were recorded, BDO Seidman in their audit work noted instances where generally accepted accounting principles were not correctly applied and adjustments to the Company’s financial statements were required relating solely to the accounting treatment of the financing transactions. As further reported in the Company’s Form 10-KSB for the year ended December 31, 2004, the Company instituted procedures to remediate the material weakness in internal control over financial reporting and the ineffectiveness of its disclosure controls and procedure. At that time the Company conducted a review of its accounting treatment of its financing transactions and corrected its method of accounting for such transactions and engaged outside expertise to enable the Company to properly apply complex accounting principles to its financial statements, when necessary. The Company’s Board of Directors discussed with BDO Seidman these issues relating to the Company’s internal controls over financial reporting.

(2) As described in the Company’s Report on Form 8-K dated May 31, 2006, BDO Seidman notified the Company in connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2005 that BDO Seidman was evaluating all of the debt financings conducted by the Company during 2004, 2005 and 2006 as a result of evolving interpretations of the accounting rules relating to various convertible debt instruments, which include embedded derivatives. As of October 17, 2006, these matters were still being reviewed. The Company anticipates that any changes to the accounting of these financing transactions, once such review is complete, will not affect the Company’s historical cash flow. In connection with the review of these debt financings, management will evaluate whether the Company’s disclosure controls and procedures, including internal controls over financial reporting, were effective as of the end of fiscal 2004 and 2005.

(C) BDO Seidman has notified the Company that as a result of the October 17, 2006 termination of BDO Seidman, the above described debt financing evaluation cannot be completed by BDO Seidman and therefore the Company’s previously issued audited financial statements and independent auditors report of BDO Seidman for the year ended December 31, 2004, and all quarterly financial statements for periods after December 31, 2004, should not be relied upon. Further, BDO Seidman has notified the Company after their dismissal on October 17, 2006 that BDO Seidman will not be reissuing their auditor’s opinion on the Company’s financial statements for the year ended December 31, 2004.

(iii)	Successor Accountant Inquiries

The Company has authorized BDO Seidman to respond fully to the inquiries of the Company’s successor independent registered public accounting firm concerning the subject matter of the foregoing.

(iv)	Letter from BDO Seidman

The Company has requested that BDO Seidman furnish it with a letter addressed to the SEC stating whether BDO Seidman agrees with the above statements made by the Company. The Company will amend the Form 8-K and attach a copy of such letter as an exhibit promptly after BDO Seidman furnishes the letter to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 24, 2006	LITHIUM TECHNOLOGY CORPORATION

By: /s/ Amir Elbaz

Amir Elbaz
Chief Financial Officer

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